EXHIBIT 23.1









                   Consent of Independent Auditors



The Board of Directors
Varity Corporation:

We consent to the use of our reports incorporated herein by reference.


                              /s/ KPMG Peat Marwick LLP
                                  KPMG Peat Marwick LLP


Buffalo, New York

May 19, 1995